CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                        APPLE REIT VI LIMITED PARTNERSHIP

         Apple General, Inc., a Virginia corporation, is the general partner of Apple REIT VI Limited Partnership (the "Partnership").

         The General Partner submits this Certificate of Limited Partnership for filing in the office of the Virginia State Corporation Commission in accordance with Section 50-73.11 of the Virginia Revised Uniform Limited Partnership Act (the "Act"):

         1. The name of the Partnership is Apple REIT VI Limited Partnership.

         2. (a) The post office and street address of the office of the Partnership at which the records of the Partnership required to be maintained by
Section 50-73.8 of the Act shall be kept is as follows:

                              306 East Main Street
                              Richmond, Virginia 23219
                              (City of Richmond, Virginia)

                  (b) The registered agent of the Partnership is Martin B. Richards, who is a resident of Virginia and a member of the Virginia State Bar. The post office address of the registered agent is c/o McGuire, Woods, Battle & Boothe LLP, One James Center, 901 East Cary Street, Richmond, Virginia 23219. This address is in the City of Richmond, Virginia.

         3. The name and post office address of the General Partner are as follows:

                              Apple General, Inc.
                              (a Virginia corporation)
                              306 East Main Street
                              Richmond, Virginia 23219

         4. The Partnership shall be dissolved and its affairs wound up on December 31, 2100 or at such earlier time as is required by law or the agreement of limited partnership of the Partnership.



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         IN WITNESS  WHEREOF,  the General Partner has executed this Certificate of Limited Partnership as of June 22, 1998.

                                               APPLE GENERAL, INC.

                                               By:    /s/  Glade M. Knight
                                                      --------------------------
                                               Name:  Glade M. Knight
                                               Title: President


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